UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 30, 2019

Aceto Corporation

(Exact Name of Registrant as Specified in its Charter)

New York	001-38733	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney Street, Suite 3275, Houston, TX 77010

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (713) 276-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Item 1.03 Bankruptcy or Receivership.

On February 19, 2019, Aceto Corporation (the “Company”) and certain of its U.S. subsidiaries (collectively with the Company, the “Debtors”) each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Debtors’ chapter 11 cases are being jointly administered under the caption and case number, In re Aceto Corporation, et al., Case No. 19-13448 (Jointly Administered). On September 18, 2019, the Company’s Second Modified Joint Plan of Liquidation of Aceto Corporation and Its Affiliated Debtors (as amended and supplemented, the “Plan”) was confirmed by the Bankruptcy Court. As of October 1, 2019 at 12:01 a.m. (Eastern Standard Time), all applicable conditions set forth in the Plan were satisfied or waived and the effective date of the Plan occurred (the “Effective Date”). Pursuant to the Plan, all existing equity interests were cancelled on the Effective Date; provided that one share of the Company’s common stock was issued and transferred to the Plan Administrator (as defined in the Plan) for purposes of administering the wind-down of the Company.

Item 3.03 Material Modification to Rights of Security Holders.

On September 30, 2019, the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, entered into a Second Amendment (the “Second Amendment”) to the Tax Asset Protection Rights Agreement, dated as of November 5, 2018, as amended (the “Rights Agreement”). The Second Amendment accelerated the expiration of the rights to purchase one one-thousandth of a share of Series A Participating Cumulative Preferred Stock (the “Rights”) under the Rights Agreement from the close of business on November 5, 2020 to 12:01 a.m. (Eastern Standard Time) on October 1, 2019, and had the effect of terminating the Rights Agreement on that date. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s Common Stock pursuant to the Rights Agreement expired.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Effective Date, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Date, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

On the Effective Date, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Second Amendment to the Tax Asset Protection Rights Agreement, between Aceto Corporation and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated September 30, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: October 1, 2019	By:	/s/ Steven S. Rogers
Steven S. Rogers
President